SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 8, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                    333-36234                    94-0905160
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                          Identification Number)

          1155 Battery Street
      San Francisco, California                                    94111
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000

ITEM 9.  REGULATION FD DISCLOSURE.

         On October 8, 2002, each of the Principal Executive Officer, Philip A. Marineau, and Principal Financial Officer, William B. Chiasson, of Levi Strauss & Co. (the "Company") submitted to the Securities and Exchange Commission (the "SEC") sworn statements pursuant to SEC Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

         Additionally, on October 8, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended August 25, 2002 (the
"Report")  with the SEC.  Pursuant  to 18 U.S.C.  Section  1350,  as  created by
Section 906 of the Sarbanes-Oxley  Act of 2002, the  certifications  attached as
Exhibit 99.3 to this Report are being made to accompany the Report.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 2002

                                      LEVI STRAUSS & CO.


                                      By  /s/ William B. Chiasson
                                          -----------------------
                                          William B. Chiasson
                                          Title:  Senior Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.
-----------

99.1 Statement under oath of the Principal Executive Officer of the Company made pursuant to SEC Order No. 4-460.

99.2 Statement under oath of the Principal Financial Officer of the Company made pursuant to SEC Order No. 4-460.

99.3 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated October 8, 2002.

                                                                    Exhibit 99.1

    Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Philip A. Marineau, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Levi Strauss & Co., and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Levi Strauss & Co.'s audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o the Annual Report on Form 10-K of Levi Strauss & Co. filed with the Commission on February 7, 2002;

        o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Levi Strauss & Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        o     any amendments to any of the foregoing.


/s/ Philip A. Marineau                                   Subscribed and sworn to
----------------------                                   before me this 4th day
Philip A. Marineau                                       of October 2002.
October 4, 2002

                                                         /s/Vivian A. De Vera
                                                         -----------------------
                                                         Notary Public

                                                         My Commission Expires:
                                                         July 26, 2003

                                                                    Exhibit 99.2

     Statement Under Oath of Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, William B. Chiasson, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Levi Strauss & Co., and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Levi Strauss & Co.'s audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o the Annual Report on Form 10-K of Levi Strauss & Co. filed with the Commission on February 7, 2002;

        o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Levi Strauss & Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        o     any amendments to any of the foregoing.


/s/ William B. Chiasson                                Subscribed and sworn to
-----------------------                                before me this 3rd day
William B. Chiasson                                    of October 2002.
October 3, 2002
                                                       /s/Vivian A. De Vera
                                                       -------------------------
                                                       Notary Public

                                                       My Commission Expires:
                                                       July 26, 2003

                                                                    Exhibit 99.3


    Certification by the Chief Executive Officer and Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Levi Strauss & Co., a Delaware corporation (the "Company"), does hereby certify that:

                1. The accompanying Quarterly Report of the Company on Form 10-Q for the period ended August 25, 2002 (the "Report") fully complies with the requirements of
                           Section 15(d) of the Securities Exchange Act of 1934; and

                2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of, and for, the periods presented in the Report.




/s/ Philip A. Marineau
----------------------
Philip A. Marineau
President
and Chief Executive Officer
October 8, 2002



/s/ William B. Chiasson
-----------------------
William B. Chiasson
Senior Vice President
and Chief Financial Officer
October 8, 2002


This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.